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Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF ROSETTA STONE INC.
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report on Form 10-K for the calendar year ended December 31, 2011 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. Swad, Chief Executive Officer of Rosetta Stone Inc. (the "Company"), hereby certify, to my knowledge, that:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2012	/s/ STEPHEN M. SWAD Stephen M. Swad (Principal Executive Officer and Principal Financial Officer)

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  Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF ROSETTA STONE INC. PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002